AQR LSE Fusion Fund
Fund Summary — June 16, 2025
Ticker: Class N/QLFNX — Class I/QLFIX — Class R6/QLFRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund, including the statement of additional information, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling (866) 290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated June 16, 2025, as amended and supplemented from time to time, are incorporated by reference to this summary prospectus.
Investment Objective
The AQR LSE Fusion Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	1.95%	1.95%	1.95%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Dividends on Short Sales[1] and Interest Expense[2]	4.15%	4.15%	4.15%
All Other Expenses[2]	0.96%	0.96%	0.86%
Total Other Expenses	5.11%	5.11%	5.01%
Total Annual Fund Operating Expenses	7.31%	7.06%	6.96%
Less: Expense Reimbursements[3]	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses after Expense Reimbursements[4]	6.55%	6.30%	6.20%
1 When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.
2 Estimated for the current fiscal year because the Fund has not commenced operations.
3 The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
4 Total Annual Fund Operating Expenses after Expense Reimbursements are 2.40% for Class N Shares, 2.15% for Class I Shares and 2.05% for Class R6 Shares if Dividends on Short Sales and Interest Expense are not included.

AQR Funds–Summary Prospectus2
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2027, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$650	$1,997	$3,349	$6,463
Class I Shares	$626	$1,932	$3,250	$6,316
Class R6 Shares	$616	$1,905	$3,210	$6,256
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund seeks to provide investors with two different sources of return: 1) strategic exposure to equity markets (the “Strategic Equity Portfolio”), and 2) the potential gains from a long-short equity portfolio that is designed to be market or beta neutral (the “Market Neutral Portfolio”).
Strategic Equity Portfolio
Within the Strategic Equity Portfolio, the Adviser, on average, intends to target a portfolio beta of approximately 1.0 to the U.S. equity markets over a normal business cycle. “Beta” refers to an investment’s sensitivity to a securities market. Achieving a portfolio beta of approximately 1.0 would result, over a normal business cycle, in returns that are highly correlated to the returns of equity markets in which the portfolio invests.The Adviser intends to implement this exposure through investments in futures contracts, futures-related instruments, and equity index swaps.
Market Neutral Portfolio
The Market Neutral Portfolio seeks to deliver returns by taking long and short positions in equity instruments and equity related and/or derivative instruments. Equity instruments include common stock, preferred stock, depositary receipts and shares or interests in real estate investment trusts (“REITs”) or REIT-like entities (“Equity Instruments”). Equity related and/or derivative instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures and exchange-traded funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”).
Positions in the Market Neutral Portfolio are chosen such that the portfolio is designed to be market- or beta-neutral, which means that the portfolio seeks to achieve returns that are not closely correlated with the returns of the equity markets in which the portfolio invests. Accordingly, within the Market Neutral Portfolio, the Adviser, on average, intends to target a portfolio beta of zero to equity markets in which the portfolio invests over a normal business cycle. Achieving zero portfolio beta would result in returns with no correlation to the returns of equity markets in which the portfolio invests over a normal business cycle.
In managing the Market Neutral Portfolio, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.
The Market Neutral Portfolio may invest in or have exposure to companies of any size. The portfolio has no geographic limits on where it may invest. The portfolio does not limit its investments to any one country and may invest in any one country without limit.
With respect to the Market Neutral Portfolio, the Adviser employs a model which aggregates many measures, or signals, that are used to determine a stock’s relative attractiveness, utilizing a wide variety of traditional and non-traditional, public and proprietary data sources. The model uses several hundred signals over multiple time horizons to generate forecasts of individual stock price movements, changes in company fundamentals, and stock price risk. The Adviser deploys insights from academic research as well as proprietary signals, which the Adviser’s research shows are not widely known and/or are difficult to exploit using commonly deployed investment approaches. Signals are selected based on their economic intuition, historical efficacy in forecasting returns, statistical and economic significance, and effectiveness across equity universes and market environments. Signals can be further grouped into broader signal categories. The below categories describe the information the Adviser may utilize in the investment process of the Fund.
•
Mispricing indicators identify investments that appear cheap relative to fair value based on fundamental measures.

AQR Funds–Summary Prospectus3
•
Price and Fundamental Trends (i.e., momentum) indicators analyze the evolution of a company across varying dimensions, including changes in prices and fundamentals, and anticipated changes in fundamentals.
•
Fundamentals indicators identify companies with stable businesses, sound accounting practices, financial strength, and overall operational efficiency.
•
Market Participant indicators extract information from the actions of market participants, such as holdings and flow information, as well as pricing and other data from non-stock markets.
•
Management Behavior indicators identify companies whose management is acting in shareholder-friendly ways, including through high-quality executives and director and officer investment.
•
In addition to these signal categories, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
Applying these indicators, the Adviser takes long or short positions in sectors, industries and companies that it believes are attractive or unattractive.
Additional Information Regarding the Fund’s Principal Investment Strategies
With respect to the Fund’s Market Neutral Portfolio, the Adviser, on average, will typically target an annualized volatility level of between 5% and 9%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. With respect to the Fund’s Strategic Equity Portfolio, the Fund’s volatility from this exposure will be a function and outcome of prevailing market conditions. Hence, total actual or realized volatility experienced by the Fund can and will differ materially from the target volatility described above over longer or shorter periods depending on market conditions. Higher volatility generally indicates higher risk.
The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund also takes long and short positions in Equity Derivative Instruments. A long position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying instrument. A short position in an Equity Derivative Instrument will benefit from a decrease in the price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
The Fund uses Equity Derivative Instruments and foreign currency forwards as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, index or currency in a cost-effective manner. At times, the Fund may gain all equity or currency exposure through the use of Equity Derivative Instruments and currency derivative instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments and currency derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument or currency derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use Equity Derivative Instruments and currency derivative instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument increases in value, the gain to the Fund will be magnified. If that investment decreases in value, however, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser will consider the potential federal income tax impact on the shareholders' after-tax investment return of certain trading decisions, including but not limited to, selling or closing out of Instruments to realize losses, or refraining from selling or closing out of Instruments to avoid realizing gains, when determined by the Adviser to be appropriate. The Adviser will also take into consideration various tax rules pertaining to holding periods, wash sales and tax straddles.
A significant portion of the Fund's assets may be held in cash or cash equivalent investments, with one year or less to maturity, including, but not limited to, money market instruments and U.S. Government securities (collectively, “Cash Equivalents”). The cash or Cash Equivalent holdings earn income for the Fund and can be held as unencumbered assets of the Fund or serve as collateral for the positions that the Fund takes on.

AQR Funds–Summary Prospectus4
When taking into account derivative instruments and instruments with a maturity of one year or less at the time of acquisition, the Market Neutral Portfolio is expected to have annual turnover of approximately 350% to 750%, although actual portfolio turnover may be higher or lower and will be affected by market conditions. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of purchases and redemptions into and out of the Fund’s portfolio.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

AQR Funds–Summary Prospectus5
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

AQR Funds–Summary Prospectus6
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data).  There can be no assurance that using alternative data will result in positive performance.  Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable.  In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

AQR Funds–Summary Prospectus7
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest a portion of its assets in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	June 2025	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	June 2025	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	June 2025	Principal of the Adviser
John J. Huss	June 2025	Principal of the Adviser
Laura Serban, Ph.D.	June 2025	Principal of the Adviser
Nathan Sosner, Ph.D.	June 2025	Principal of the Adviser
Important Additional Information
Purchase and Sale of Fund Shares
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of the Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512). The Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$2,500[1]	$5,000,000[1]	$50,000,000[1]
Minimum Subsequent Investment	None	None	None
1 Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Fund’s prospectus.

AQR Funds–Summary Prospectus8
Tax Information
The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.